UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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VISA INC.

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On December 23, 2014, Visa Inc. (“Visa”) filed FAQs for Holders of Visa’s Class B and Class C Common Stock relating to Proposal 2 in Visa’s Proxy Statement filed on December 12, 2014. The following information provides more detailed information regarding how a 2-for-1, 4-for-1 and 6-for-1 stock split would work under Visa’s existing Certificate of Incorporation and under the proposed amendments set forth in Proposal 2.

*        *        *

How would a 2-for-1 stock split work under Visa’s existing Certificate of Incorporation?

Solely for purposes of these examples, assume that there are 1,000 shares of Visa common stock outstanding prior to the stock split, comprised of (i) 800 shares of Class A common stock, (ii) 150 shares of Class B common stock and (iii) 50 shares of Class C common stock. Assume further that the conversion rate applicable to the Class B common stock is equal to 0.41211 and the conversion rate applicable to the Class C common stock is equal to 1 (which are the current conversion rates).

Based on these assumptions, the ownership percentages held by the Visa stockholders prior to and after a 2-for-1 stock split of Visa’s Class A common stock under our existing Certificate of Incorporation are set forth in the chart below.

	Prior to a 2-for-1 Stock Split		After a 2-for-1 Stock Split
Visa Stockholders	Number of Shares	Ownership Percentage[2]	Number of Shares (on an As-Converted Basis)[3]	Ownership Percentage
Class A	800	88%	1,600	85%
Class B	150	7%	93	5%
Class C	50	5%	182	10%
Total	1,000	100%	1,875	100%

As you can see, under our existing Certificate of the Incorporation, none of the holders of the Class A common stock, Class B common stock or Class C common stock will have maintained the same proportionate equity interest in Visa that they had prior to the stock split.

Calculations

The percentages in the “Ownership Percentage” column under the heading “Prior to a 2-for-1 Stock Split” were calculated as follows:

•	First, the total number of shares of Class A, B and C common stock were calculated, with the Class B and C common stock calculated on an as-converted basis, as follows:[4]

[1]	Numbers have been rounded throughout this filing for ease of review.
[2]	“Ownership Percentages” are calculated as the total number of shares of a class of common stock, calculated on an “as converted basis” (i.e., by applying the applicable conversion rate, if any, to such class), over the total number of shares of all classes of common stock outstanding, calculated on an “as converted basis,” expressed as percentage.
[3]	Under our existing Certificate of Incorporation, if Visa effects a split of one class of common stock, it must also effect a split of the other classes of common stock, and the shares distributed in the stock split to the holders of Class B common stock and Class C common stock must be paid on an “as converted” basis. However, prior to calculating the number of shares to be distributed to the Class B and Class C holders, our existing Certificate of Incorporation requires that the conversion rates as they existed prior to the stock split must be multiplied by an amount equal to the total number of shares of common stock outstanding immediately after the split (1,824 shares in our example) over the total number of shares outstanding immediately prior to the stock split (1,000 shares in our example).
[4]	The applicable conversion rates for the Class B and Class C shares, for purposes of our examples, are 0.4121 and 1, respectively, which are the current conversation rates in effect under our Certificate of Incorporation.

•	Class A shares = 800

•	Class B shares = 150 shares x 0.4121 = 62

•	Class C shares = 50 x 1 = 50

•	Total shares = 800 + 62 + 50 = 912

•	Next, to determine each class’s respective Ownership Percentage, we divide the foregoing shares by 912:

•	Ownership Percentage of Class A shares = 800 ÷ 912 = 88%

•	Ownership Percentage of Class B shares = 62 ÷ 912 = 7%

•	Ownership Percentage of Class C shares = 50 ÷ 912 = 5%

The number of shares in the “Number of Shares (on an As-Converted Basis)” column under the heading “After a 2-for-1 Stock Split” were calculated as follows:

•	First, we calculate the total number of shares of each of the Class A, B and C common stock that would be outstanding after the stock split. Since the Class B and Class C shares must be paid out on an “as converted basis,” their applicable conversion rates must be multiplied by the split-multiple of 2:

•	Class A shares after split = 800 x 2 = 1,600

•	Class B shares after split = 150 shares x 0.4121 x 2 = 124

•	Class C shares after split = 50 shares x 1 x 2 = 100

•	Total shares after split = 1,600 + 124 + 100 = 1,824

•	Next, before we can calculate the ownership percentages on an as-converted basis after the split, Section 4.14(a) of our Certificate of Incorporation requires that we adjust the conversion rates applicable to each of the Class B and Class C shares by multiplying each of them by an amount equal to the total number of shares of common stock outstanding immediately after the stock split (1,824 shares in our example) over the total number of shares outstanding immediately prior to the stock split (1,000 shares in our example), or 1.82 (i.e., 1,824 ÷ 1,000). Thus, the number of Class A, B and C shares outstanding after the stock split on an as-converted basis is calculated as follows:

•	Class A shares = 1,600

•	Class B shares = 124 x 0.4121 x 1.82 = 93

•	Class C shares = 100 x 1 x 1.82 = 182

•	Total shares = 1,600 + 93 + 182 = 1,875

The foregoing numbers are the numbers reflected in the “Number of Shares (on an As-Converted Basis)” column under the heading “After a 2-for-1 Stock Split.”

Now that we’ve calculated the total number of shares outstanding after the stock split on an as-converted basis, the “Ownership Percentages” under the heading “After a 2-for-1 Stock Split” are calculated as follows:

•	Ownership Percentage of Class A shares = 1,600 ÷ 1,875 = 85%

•	Ownership Percentage of Class B shares = 93 ÷ 1,875 = 5%

•	Ownership Percentage of Class C shares = 182 ÷ 1,875 = 10%

***

How would a 2-for-1 stock split work if the proposed amendments are implemented?

Using the same assumptions we used in our example above, let’s now see what would happen if Visa were to declare a 2-for-1 stock split with the proposed amendments in effect.

	Prior to a 2-for-1 Stock Split		After a 2-for-1 Stock Split
Visa Stockholders	Number of Shares	Ownership Percentage	Number of Shares (on an As- Converted Basis)[5]	Ownership Percentage[6]
Class A	800	88%	1,600	88%
Class B	150	7%	124	7%
Class C	50	5%	100	5%
Total	1,000	100%	1,824	100%

As you can see, unlike in our example under the existing Certificate of Incorporation, the proposed amendments result in ownership percentages for each of the Class A common stock, Class B common stock and Class C common stock that are proportionate to what each class had prior to the stock split.

Calculations

The percentages in the “Ownership Percentage” column under the heading “Prior to a 2-for-1 Stock Split” are calculated as described in the previous example above.

To determine the “Number of Shares (on an As-Converted Basis),” we must first calculate the number of Class A, B and C shares outstanding immediately after the stock split. Since the proposed amendments eliminate the need to split all three classes concurrently, only the number Class A shares will be immediately impacted by the stock split. Thus, the number of Class A, B and C shares outstanding after the stock split is calculated as follows:

[5]	The proposed amendments would permit Visa to effect a split of the Class A common stock without also having to simultaneous split the Class B and Class C common stock.
[6]	The proposed amendments also would require that certain adjustments be made to the components of the formula used to calculate the conversion rate for the Class B common stock, such that the conversion rate remains unchanged after the split (i.e., so that it remains 0.4121). Once these adjustments have been made, the Class B common stock and Class C common stock conversion rates are then multiplied by an amount equal to the total number of shares of Class A common stock outstanding immediately after the split (1,600 shares in our example) over the total number of shares of Class A common outstanding immediately prior to the stock split (800 shares in our example).

•	Class A shares = 800 x 2 = 1,600

•	Class B shares = 150

•	Class C shares = 50

•	Total shares = 1,600 + 150 + 50 = 1,800

•	The next step is to calculate the number of shares outstanding assuming the conversion of the Class B and C shares. However, before applying the applicable conversion rates to the Class B and C shares, the proposed amendments adjust certain components of the formula used to calculate the Class B conversion rate in order to ensure that the Class B conversion rate is not affected by the increased number of Class A shares outstanding and the reduced Class A share price after the split (i.e., to ensure that the Class B conversion rate effectively remains unchanged after the split).

•	Specifically, in our example, the “Class B Number” would be multiplied by the split-multiple of 2 and the “Loss Funds Cost Per Share” and “Price Per Share” would be divided by the split-multiple of 2.

•	As a result of these changes, under our example, the conversion rate applicable to the Class B shares remains 0.4121.

•	Once certain components of the formula used to calculate the conversion rate for the Class B shares have been modified as described above, the amendments require that the Class B and C conversion rates be multiplied by an amount equal to the total number of Class A shares outstanding after the stock split (1,600 in our example) over the total number of Class A shares outstanding before the stock split (800 in our example), or 2 (1,600 ÷ 800). These calculations are as follows:

•	Class A shares = 1,600

•	Class B shares = 150 x 0.4121 x 2 = 124

•	Class C shares = 50 x 1 x 2 = 100

•	Total shares = 1,600 + 124 + 100 = 1,824

The foregoing numbers are the numbers reflected in the “Number of Shares (on an As-Converted Basis)” column under the heading “After a 2-for-1 Stock Split.”

Now that we’ve calculated the total number of shares outstanding after the stock split on an as-converted basis, the “Ownership Percentages” under the heading “After a 2-for-1 Stock Split” are calculated as follows:

•	Ownership Percentage of Class A shares = 1,600 ÷ 1,824 = 88%

•	Ownership Percentage of Class B shares = 124 ÷ 1,824 = 7%

•	Ownership Percentage of Class C shares = 100 ÷ 1,824 = 5%

These Ownership Percentages are consistent with the amounts that existed prior to the stock split as set forth in the column “Ownership Percentages under the heading “Prior to a 2-for-1 Stock Split” on our chart.

How would a 4-for-1 stock split work under Visa’s existing Certificate of Incorporation?

	Prior to a 4-for-1 Stock Split		After a 4-for-1 Stock Split
Visa Stockholders	Number of Shares	Ownership Percentage	Number of Shares (on an As-Converted Basis)	Ownership Percentage
Class A	800	88%	3,200	74%
Class B	150	7%	372	9%
Class C	50	5%	730	17%
Total	1,000	100%	4,302	100%

Calculations

The percentages in the “Ownership Percentage” column under the heading “Prior to a 4-for-1 Stock Split” were calculated as follows:

•	First, the total number of shares of Class A, B and C common stock were calculated, with the Class B and C common stock calculated on an as-converted basis, as follows:

•	Class A shares = 800

•	Class B shares = 150 shares x 0.4121 = 62

•	Class C shares = 50 x 1 = 50

•	Total shares = 800 + 62 + 50 = 912

•	Next, to determine each class’s respective Ownership Percentage, we divide the foregoing shares by 912:

•	Ownership Percentage of Class A shares = 800 ÷ 912 = 88%

•	Ownership Percentage of Class B shares = 62 ÷ 912 = 7%

•	Ownership Percentage of Class C shares = 50 ÷ 912 = 5%

The number of shares in the “Number of Shares (on an As-Converted Basis)” column under the heading “After a 4-for-1 Stock Split” were calculated as follows:

•	First, we calculate the total number of shares of each of the Class A, B and C common stock that would be outstanding after the stock split. Since the Class B and Class C shares must be paid out on an “as converted basis,” their applicable conversion rates must be multiplied by the split-multiple of 4:

•	Class A shares after split = 800 x 4 = 3,200

•	Class B shares after split = 150 shares x 0.4121 x 4 = 247

•	Class C shares after split = 50 shares x 1 x 4 = 200

•	Total shares after split = 3,200 + 247 + 200 = 3,647

•	Next, before we can calculate the ownership percentages on an as-converted basis after the split, Section 4.14(a) of our Certificate of Incorporation requires that we adjust the conversion rates applicable to each of the Class B and Class C shares by multiplying each of them by an amount equal to the total number of shares of common stock outstanding immediately after the stock split (3,647 shares in our example) over the total number of shares outstanding immediately prior to the stock split (1,000 shares in our example), or 3.65 (i.e., 3,647 ÷ 1,000). Thus, the number of Class A, B and C shares outstanding after the stock split on an as-converted basis is calculated as follows:

•	Class A shares = 3,200

•	Class B shares = 247 x 0.4121 x 3.65 = 372

•	Class C shares = 200 x 1 x 3.65 = 730

•	Total shares = 3,200 + 372 + 730 = 4,302

The foregoing numbers are the numbers reflected in the “Number of Shares (on an As-Converted Basis)” column under the heading “After a 4-for-1 Stock Split.”

Now that we’ve calculated the total number of shares outstanding after the stock split on an as-converted basis, the “Ownership Percentages” under the heading “After a 4-for-1 Stock Split” are calculated as follows:

•	Ownership Percentage of Class A shares = 3,200 ÷ 4,302 = 74%

•	Ownership Percentage of Class B shares = 372 ÷ 4,302 = 9%

•	Ownership Percentage of Class C shares = 730 ÷ 4,302 = 17%

***

How would a 4-for-1 stock split work if the proposed amendments are implemented?

	Prior to a 4-for-1 Stock Split		After a 4-for-1 Stock Split
Visa Stockholders	Number of Shares	Ownership Percentage	Number of Shares (on an As- Converted Basis)	Ownership Percentage
Class A	800	88%	3,200	88%
Class B	150	7%	247	7%
Class C	50	5%	200	5%
Total	1,000	100%	3,647	100%

Calculations

The percentages in the “Ownership Percentage” column under the heading “Prior to a 4-for-1 Stock Split” are calculated as described in the previous example above.

To determine the “Number of Shares (on an As-Converted Basis),” we must first calculate the number of Class A, B and C shares outstanding immediately after the stock split. Since the proposed amendments eliminate the need to split all three classes concurrently, only the number Class A shares will be immediately impacted by the stock split. Thus, the number of Class A, B and C shares outstanding after the stock split is calculated as follows:

•	Class A shares = 800 x 4 = 3,200

•	Class B shares = 150

•	Class C shares = 50

•	Total shares = 3,200 + 150 + 50 = 3,400

•	The next step is to calculate the number of shares outstanding assuming the conversion of the Class B and C shares. However, before applying the applicable conversion rates to the Class B and C shares, the proposed amendments adjust certain components of the formula used to calculate the Class B conversion rate in order to ensure that the Class B conversion rate is not affected by the increased number of Class A shares outstanding and the reduced Class A share price after the split (i.e., to ensure that the Class B conversion rate effectively remains unchanged after the split).

•	Specifically, in our example, the “Class B Number” would be multiplied by the split-multiple of 4 and the “Loss Funds Cost Per Share” and “Price Per Share” would be divided by the split-multiple of 4.

•	As a result of these changes, under our example, the conversion rate applicable to the Class B shares remains 0.4121.

•	Once certain components of the formula used to calculate the conversion rate for the Class B shares have been modified as described above, the amendments require that the Class B and C conversion rates be multiplied by an amount equal to the total number of Class A shares outstanding after the stock split (3,200 in our example) over the total number of Class A shares outstanding before the stock split (800 in our example), or 4 (3,200 ÷ 800). These calculations are as follows:

•	Class A shares = 3,200

•	Class B shares = 150 x 0.4121 x 4 = 247

•	Class C shares = 50 x 1 x 4 = 200

•	Total shares = 3,200 + 247 + 200 = 3,647

The foregoing numbers are the numbers reflected in the “Number of Shares (on an As-Converted Basis)” column under the heading “After a 4-for-1 Stock Split.”

Now that we’ve calculated the total number of shares outstanding after the stock split on an as-converted basis, the “Ownership Percentages” under the heading “After a 4-for-1 Stock Split” are calculated as follows:

•	Ownership Percentage of Class A shares = 3,200 ÷ 3,647 = 88%

•	Ownership Percentage of Class B shares = 247 ÷ 3,647 = 7%

•	Ownership Percentage of Class C shares = 200 ÷ 3,647 = 5%

These Ownership Percentages are consistent with the amounts that existed prior to the stock split as set forth in the column “Ownership Percentages under the heading “Prior to a 4-for-1 Stock Split” on our chart.

How would a 6-for-1 stock split work under Visa’s existing Certificate of Incorporation?

	Prior to a 6-for-1 Stock Split		After a 6-for-1 Stock Split
Visa Stockholders	Number of Shares	Ownership Percentage	Number of Shares (on an As-Converted Basis)	Ownership Percentage
Class A	800	88%	4,800	66%
Class B	150	7%	836	11%
Class C	50	5%	1,641	23%
Total	1,000	100%	7,277	100%

Calculations

The percentages in the “Ownership Percentage” column under the heading “Prior to a 6-for-1 Stock Split” were calculated as follows:

•	First, the total number of shares of Class A, B and C common stock were calculated, with the Class B and C common stock calculated on an as-converted basis, as follows:

•	Class A shares = 800

•	Class B shares = 150 shares x 0.4121 = 62

•	Class C shares = 50 x 1 = 50

•	Total shares = 800 + 62 + 50 = 912

•	Next, to determine each class’s respective Ownership Percentage, we divide the foregoing shares by 912:

•	Ownership Percentage of Class A shares = 800 ÷ 912 = 88%

•	Ownership Percentage of Class B shares = 62 ÷ 912 = 7%

•	Ownership Percentage of Class C shares = 50 ÷ 912 = 5%

The number of shares in the “Number of Shares (on an As-Converted Basis)” column under the heading “After a 6-for-1 Stock Split” were calculated as follows:

•	First, we calculate the total number of shares of each of the Class A, B and C common stock that would be outstanding after the stock split. Since the Class B and Class C shares must be paid out on an “as converted basis,” their applicable conversion rates must be multiplied by the split-multiple of 6:

•	Class A shares after split = 800 x 6 = 4,800

•	Class B shares after split = 150 shares x 0.4121 x 6 = 371

•	Class C shares after split = 50 shares x 1 x 6 = 300

•	Total shares after split = 4,800 + 371 + 300 = 5,471

•	Next, before we can calculate the ownership percentages on an as-converted basis after the split, Section 4.14(a) of our Certificate of Incorporation requires that we adjust the conversion rates applicable to each of the Class B and Class C shares by multiplying each of them by an amount equal to the total number of shares of common stock outstanding immediately after the stock split (5,471 shares in our example) over the total number of shares outstanding immediately prior to the stock split (1,000 shares in our example), or 5.47 (i.e., 5,471 ÷ 1,000). Thus, the number of Class A, B and C shares outstanding after the stock split on an as-converted basis is calculated as follows:

•	Class A shares = 4,800

•	Class B shares = 371 x 0.4121 x 5.47 = 836

•	Class C shares = 300 x 1 x 5.47 = 1,641

•	Total shares = 4,800 + 836 + 1,641 = 7,277

The foregoing numbers are the numbers reflected in the “Number of Shares (on an As-Converted Basis)” column under the heading “After a 6-for-1 Stock Split.”

Now that we’ve calculated the total number of shares outstanding after the stock split on an as-converted basis, the “Ownership Percentages” under the heading “After a 6-for-1 Stock Split” are calculated as follows:

•	Ownership Percentage of Class A shares = 4,800 ÷ 7,277 = 66%

•	Ownership Percentage of Class B shares = 836 ÷ 7,277 = 11%

•	Ownership Percentage of Class C shares = 1,641 ÷ 7,277 = 23%

***

How would a 6-for-1 stock split work if the proposed amendments are implemented?

	Prior to a 6-for-1 Stock Split		After a 6-for-1 Stock Split
Visa Stockholders	Number of Shares	Ownership Percentage	Number of Shares (on an As- Converted Basis)	Ownership Percentage
Class A	800	88%	4,800	88%
Class B	150	7%	371	7%
Class C	50	5%	300	5%
Total	1,000	100%	5,471	100%

Calculations

The percentages in the “Ownership Percentage” column under the heading “Prior to a 6-for-1 Stock Split” are calculated as described in the previous example above.

To determine the “Number of Shares (on an As-Converted Basis),” we must first calculate the number of Class A, B and C shares outstanding immediately after the stock split. Since the proposed amendments eliminate the need to split all three classes concurrently, only the number Class A shares will be immediately impacted by the stock split. Thus, the number of Class A, B and C shares outstanding after the stock split is calculated as follows:

•	Class A shares = 800 x 6 = 4,800

•	Class B shares = 150

•	Class C shares = 50

•	Total shares = 4,800 + 150 + 50 = 5,000

•	The next step is to calculate the number of shares outstanding assuming the conversion of the Class B and C shares. However, before applying the applicable conversion rates to the Class B and C shares, the proposed amendments adjust certain components of the formula used to calculate the Class B conversion rate in order to ensure that the Class B conversion rate is not affected by the increased number of Class A shares outstanding and the reduced Class A share price after the split (i.e., to ensure that the Class B conversion rate effectively remains unchanged after the split).

•	Specifically, in our example, the “Class B Number” would be multiplied by the split-multiple of 6 and the “Loss Funds Cost Per Share” and “Price Per Share” would be divided by the split-multiple of 6.

•	As a result of these changes, under our example, the conversion rate applicable to the Class B shares remains 0.4121.

•	Once certain components of the formula used to calculate the conversion rate for the Class B shares have been modified as described above, the amendments require that the Class B and C conversion rates be multiplied by an amount equal to the total number of Class A shares outstanding after the stock split (4,800 in our example) over the total number of Class A shares outstanding before the stock split (800 in our example), or 6 (4,800 ÷ 800). These calculations are as follows:

•	Class A shares = 4,800

•	Class B shares = 150 x 0.4121 x 6 = 371

•	Class C shares = 50 x 1 x 6 = 300

•	Total shares = 4,800 + 371 + 300 = 5,471

The foregoing numbers are the numbers reflected in the “Number of Shares (on an As-Converted Basis)” column under the heading “After a 6-for-1 Stock Split.”

Now that we’ve calculated the total number of shares outstanding after the stock split on an as-converted basis, the “Ownership Percentages” under the heading “After a 6-for-1 Stock Split” are calculated as follows:

•	Ownership Percentage of Class A shares = 4,800 ÷ 5,471 = 88%

•	Ownership Percentage of Class B shares = 371 ÷ 5,471 = 7%

•	Ownership Percentage of Class C shares = 300 ÷ 5,471 = 5%

These Ownership Percentages are consistent with the amounts that existed prior to the stock split as set forth in the column “Ownership Percentages under the heading “Prior to a 6-for-1 Stock Split” on our chart.

The foregoing information has been, or will be, translated into other languages.

Forward-Looking Statements:

This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are neither statements of historical fact nor guarantees of future performance and (iii) are subject to risks, uncertainties, assumptions and changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements because of a variety of factors including the factors discussed in our most recent Annual Report on Form 10–K on file with the U.S. Securities and Exchange Commission. You should not place undue reliance on such statements. Unless required to do so by law, we do not intend to update or revise any forward–looking statement, because of new information or future developments or otherwise.